LOAN AGREEMENT

Dated as of:   February 7, 1996

Parties:       TRM Copy Centers Corporation (USA)             ("BORROWER")

               TRM Copy Centers Corporation                   ("GUARANTOR")

And:           WEST ONE BANK, IDAHO                           ("LENDER")

                                 ARTICLE I
                            CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

     "Access Laws" means the American With Disabilities Act of 1990; the Fair Housing Amendments Act of 1988; all other federal, state and local laws or ordinances related to disabled access; and all statutes; rules, regulations, ordinances, orders of governmental bodies and regulatory agencies and orders and decrees of any court adopted, enacted or issued with respect thereto; all as now existing or hereafter amended or adopted.

     "Borrower" means TRM Copy Centers (USA) Corporation, an Oregon corporation.

     "Debt Coverage Ratio" means net profit after taxes plus depreciation and non-cash expenses divided by $6,500,000.00.

     "Default" means any Event of Default or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default.

     "Default Rate" means a rate of interest 2% above the rate of interest stated on the Note.

     "Environmental Laws" means all local, state or federal laws, rules, regulations, or ordinances pertaining to Hazardous Substances and environmental regulation, contamination or clean-up including, without limitation, the federal statutes commonly known as CERCLA and RCRA and all other federal or state lien or environmental clean-up statutes, all as now existing or hereafter amended or adopted.

     "GAAP" means generally accepted accounting principles consistently applied. The definition of any accounting term used in this Agreement that is not specifically defined shall be the GAAP definition therefor.

     "Guarantor" means TRM Copy Centers Corporation.

     "Guaranty" means each guaranty of any obligations of Borrower to Lender heretofore, contemporaneously herewith or hereafter executed by any Guarantor or any other Person.

     "Hazardous Substances" means (a) any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, or a hazardous, toxic or radioactive substance (or designated by any similar term) by or for purposes of any applicable Environmental Law; (b) asbestos and any substance or compound containing asbestos; and (c) any other hazardous, toxic or dangerous waste, substance or material, including but not limited to gasoline, crude oil, fuel oil, diesel oil, and any other related petroleum products.

     "Loan Documents" means this Agreement the Notes, the Guaranty and all other documents and instruments attached hereto, referred to herein or heretofore, contemporaneously herewith or hereafter executed or delivered to Lender by any Person in connection with any indebtedness of Borrower to Lender.

     "Loan Party" means each party hereto other than Lender.

     "Maximum Term Loan Amount" means $26,000,000.00.

     "Maximum Revolving Loan Amount" means $26,000,000.00.

     "Note(s)" means any one or more of the Revolving Note or the Term
Note.

     "Person" means an individual or entity, including without limitation a corporation, general or limited partnership, limited liability company, trust, unincorporated association, government or government agency.

     "Revolving Loan Review Date" means the earlier of January 1, 1998 and the date Lender demands payment in full of the then outstanding balance of the Revolving Note.

     "Tangible Net Worth" means for any Person the net book value of (a) all of such Person's assets exclusive of patents, trademarks, licenses, goodwill and other intangibles and of loans to and notes and receivables from officers, employees, directors, shareholders, partners and members of such Person minus (b) all of such Person's liabilities determined in accordance with GAAP.

     "Term Loan Maturity Date" means January 1, 2002.


LOAN AGREEMENT - February 5, 1996                                  - Page 2

                                 ARTICLE II
                              REVOLVING LOANS

     2.1 MAXIMUM AMOUNT. Subject to the terms and conditions of this Agreement, Lender agrees to make loans to Borrower from time to time on a revolving credit basis (each a "Revolving Advance", collectively, "Revolving Loans"), provided that the aggregate principal amount of outstanding Revolving Loans shall at no time exceed the Maximum Revolving Loan Amount. The availability of Revolving Advances shall terminate on the Revolving Loan Review Date.

     2.2 USE OF PROCEEDS. Borrower shall use the proceeds of the Revolving Loans for carrying accounts receivable and Inventory, paying trade payables, taking discounts where appropriate and financing the installation of copy centers at selected locations.

     2.3 REVOLVING NOTE. The Revolving Loans shall be evidenced by a promissory note executed by Borrower in the principal amount of $26,000,000.00 substantially in the form attached as Exhibit A ("Revolving Note"). The Revolving Loans shall be subject to all terms and conditions of the Revolving Note and of this Agreement.

     2.4 INTEREST. Interest on the unpaid principal balance of the Revolving Note shall be due and payable at the times and at the rates set forth in the Revolving Note.

     2.5 PRINCIPAL PAYMENTS. The principal balance of the Revolving Note shall be due and payable January 1, 1998.

     2.6 ADDITIONAL PAYMENTS. In addition to the payments otherwise required on the Revolving Note, if at any time the outstanding principal balance of the Revolving Note exceeds the Maximum Revolving Loan Amount, Borrower shall pay to Lender on demand an amount equal to the amount by which such principal balance exceeds the Maximum Revolving Loan Amount.

     2.7 REQUESTS FOR REVOLVING ADVANCES. Whenever Borrower wishes to request a Revolving Advance, Borrower shall give Lender notice thereof in accordance with the provisions of the Revolving Note.

     2.8 REVOLVING LOAN NON-USAGE FEE. Borrower agrees to pay a non-usage fee to Lender in an amount equal to .2% of the average daily unused portion of the Revolving Loan which fee shall be payable quarterly in arrears.

                                ARTICLE III
                                 TERM LOAN

     3.1 TERM LOAN AMOUNT. Subject to the terms and conditions of this Agreement, Lender agrees to make a term loan to Borrower on January 1, 1998 in the principal amount of the lesser of: (a) the Revolving Loan principal balance on January 1, 1998, or (b) $26,000,000.00 ("Term Loan").


LOAN AGREEMENT - February 5, 1996                                  - Page 3

      3.2 TERM NOTE. The Term Loan shall be evidenced by a promissory note to be executed by Borrower on January 1, 1998, or as soon thereafter as practicable, in the principal amount of $26,000,000.00 or the lesser amount of the Revolving Loan principal balance on January 1, 1998 ("Term Note"). The Term Loan shall be subject to all terms and conditions of the Term Note and of this Agreement.

     3.3 INTEREST ON TERM LOAN. Interest on the unpaid principal balance of the Term Loan shall be due and payable at the times and at the rates set forth in the Term Note.

     3.4 REPAYMENT OF TERM LOAN PRINCIPAL. The principal amount of the Term Loan shall be due and payable at the times and at the rates set forth in the Term Note.

     3.5 USE OF PROCEEDS OF TERM LOAN: The proceeds of the Term Loan shall be used to pay in full the principal and interest amount of the Revolving Loan.


                                 ARTICLE IV
          ADDITIONAL TERMS APPLICABLE TO CERTAIN CREDIT FACILITIES

     4.1 REPRESENTATION AND WARRANTY OF CREDIT AVAILABILITY. Each request by Borrower for a Revolving Advance shall be deemed to be its representation and warranty that (a) such Revolving Advance may be made without exceeding the applicable maximum amount determined in accordance with the provisions of this Agreement, (b) no Default has occurred, or will occur as a result of making such Revolving Advance and (c) all representations and warranties set forth in this Agreement are true, accurate and complete as of the date of such request.

                                 ARTICLE V
                        GUARANTY AND RELATED MATTERS

     5.1 GUARANTY. All present and future obligations of Borrower to Lender shall be guaranteed as set forth in the Current Guaranties and in this section. Concurrently with execution of this Agreement, Guarantor shall execute and deliver a guaranty to Lender.

     5.2 NEGATIVE PLEDGE.

         5.2.1 Without the prior written consent of Lender, Borrower shall not grant, create, assume or permit to exist any pledge, assignment for security purposes, encumbrance, mortgage, hypothecation, or any other security interest (including without limitation, any conditional sale or other title retention agreement and any financing or capital lease having substantially the same economic effect as any of the foregoing) in all or any portion of any real or personal property now owned or hereafter acquired by Borrower (collectively, "Property").


LOAN AGREEMENT - February 5, 1996                                  - Page 4

                                 ARTICLE VI
                            CONDITIONS PRECEDENT

     6.1 INITIAL CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to satisfaction of each of the following conditions precedent concurrently with or prior to execution of this Agreement:

          6.1.1 Lender shall have received executed originals of this Agreement, the Notes, and each other Loan Document required by Lender.

          6.1.2 Lender shall have received all documents and information Lender may request relating to the authority for and validity of this Agreement and the other Loan Documents, and to any other related matters, each in form and substance satisfactory to Lender.

          6.1.3 Lender shall have received such additional documents and information and each Loan Party shall have satisfied such additional requirements as Lender reasonably requires.

          6.1.4 No Default shall have occurred or will occur as a result of Borrower's action or inaction.

          6.1.5 The representations and warranties in this Agreement shall be true and correct as of such date.

                                ARTICLE VII
                       REPRESENTATIONS AND WARRANTIES

     Each Loan Party hereby represents and warrants:

     7.1 EXISTENCE AND POWER. It is a duly organized and validly existing corporation, is duly qualified and in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, and has full power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform the Loan Documents and all other documents to be executed and delivered by it.

     7.2 AUTHORIZATION. Its execution, delivery and performance of the Loan Documents and all documents to be executed, delivered or performed by it and any borrowing in connection therewith have been duly authorized by all necessary corporate action, do not contravene any law, regulation, rule or order binding on it or its articles of incorporation, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected.

     7.3 LITIGATION. There are no actions, proceedings, investigations, or claims pending against it, or to its knowledge, threatened against or affecting it, before any court or arbitrator or any


LOAN AGREEMENT - February 5, 1996                                  - Page 5
governmental body or agency which would be likely to result in a judgment or order against it (in excess of insurance coverage) for more than $500,000 individually or in the aggregate.

     7.4 FINANCIAL CONDITION. Its most recent balance sheet and related statements of income, retained earnings and changes in financial position heretofore delivered to Lender fairly present as of the date thereof its financial condition for the period then ended, all in accordance with GAAP. Since that date there have been no material adverse changes in its financial condition or operations, except as disclosed to Lender in writing.

     7.5 TAXES. It has filed all tax returns and reports required of it, and has paid all taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it.

     7.6 OTHER AGREEMENTS. It is not in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets, which such breach or default would have a material adverse effect on its financial condition or operations.

     7.7 GOOD TITLE AND VALIDITY. It is the true and lawful owner of and has good title to all Property which it now owns and it will have good title to all such Property acquired hereafter, free of any security interests, liens or encumbrances.

     7.8 COMPLIANCE WITH LAWS. It is in compliance with all applicable federal, state, regional and local laws, regulations and ordinances, including without limitation all environmental permits, Environmental Laws and Access Laws.

     7.9 ERISA AND FLSA COMPLIANCE. Any employee pension benefit plan ("Plan") maintained for its employees which is subject to the Employment Retirement Income Security Act of 1974 and any regulations issued thereto complies in all material respects with ERISA and any other applicable laws and (a) such Plan has not incurred any material accumulated "funding deficiency" and (b) with respect to such Plan, no "reportable event" nor "prohibited transaction" has occurred. It is in full compliance with the Fair Labor Standards Act.

     7.10 NO MATERIAL MISSTATEMENTS. No report, financial statement, representation or other information furnished by it to Lender contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     7.11 ENFORCEABILITY. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered to Lender will constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms.


LOAN AGREEMENT - February 5, 1996                                  - Page 6

                                ARTICLE VIII
                    FINANCIAL COVENANTS AND INFORMATION

     8.1 FINANCIAL COVENANTS. Until payment and performance in full of all obligations of each Loan Party under the Loan Documents each Loan Party agrees that:

          8.1.1 DEBT TO WORTH RATIO. BORROWER shall maintain a debt to Tangible Net Worth ratio not to exceed 1.00 to 1.00.

          8.1.2 Current Ratio. Borrower shall maintain a ratio of current assets to current liabilities of at least 1.50 to 1.00. As used herein "current assets" means the total assets of the Borrower that may properly be classified as current assets in accordance with GAAP, but excluding all loans to and notes and receivables from officers, employees, directors, shareholders, partners and members of the Borrower.

          8.1.3 DEBT COVERAGE RATIO. Borrower shall maintain a minimum Debt Coverage Ratio of 1.25 to 1.00.

          8.1.4 MINIMUM TANGIBLE NET WORTH. Borrower shall maintain a minimum Tangible Net Worth of not less than $30,000,000 plus fifty percent (50%) of the cumulative net, income after taxes for each fiscal year beginning after June 30, 1995.

     8.2  FINANCIAL INFORMATION.

          8.2.1 As soon as available and in any event within 90 days after the end of each of its fiscal years, shall deliver to Lender its CPA audited balance sheet as at the end of such fiscal year; related statements of income, retained earnings and changes in financial position for such year; and report, if any, to management by the accountant who prepared the financial statements, in each case certified by a certified public accountant acceptable to Lender. No document or report shall contain a disclaimer of opinion or adverse opinion except such as Lender in its sole discretion may determine to be immaterial.

          8.2.2 As soon as available and in any event within 45 days after the end of each of its fiscal quarters, Borrower shall deliver to Lender its internally prepared balance sheet and related statements of income, retained earnings and changes in financial position as at the end of such quarter, and for the fiscal year to date.

          8.2.3 From time to time, each Loan Party shall provide to Lender such information as Lender may reasonably request concerning the financial condition and business affairs of such Loan Party, or of any partners in such Loan Party.


LOAN AGREEMENT - February 5, 1996                                  - Page 7

                                 ARTICLE IX
                           AFFIRMATIVE COVENANTS

     Until payment and performance in full of all obligations of each Loan Party under the Loan Documents, each Loan Party agrees that:

     9.1 INSPECTION RIGHTS. At any reasonable time, and from time to time, it will permit Lender to examine and make copies of and abstracts from its records and books of account, to visit its properties and to discuss its affairs, finances and accounts with any of its officers or representatives.

     9.2 KEEPING OF BOOKS AND RECORDS. It will keep adequate records and books of account in which complete entries will be made reflecting all material financial transactions, and except as otherwise specifically provided herein, will prepare all financial statements, computations and information required hereunder in accordance with GAAP.

     9.3 OTHER OBLIGATIONS. It will pay and discharge before the same shall become delinquent all indebtedness, taxes and other obligations for which it is liable or to which its income or property is subject and all claims for labor and materials or supplies which, if unpaid, might become by law a lien upon its assets, unless it is contesting the indebtedness, taxes, or other obligations in good faith and provision has been made to the reasonable satisfaction of Lender for the payment thereof in the event any such contest is determined adversely to it.

     9.4 INSURANCE. It will maintain insurance upon its properties and operations, carried with companies acceptable to Lender, in such form and amounts and covering such risks as Lender may require, and upon request of Lender, provide certificates therefor.

     9.5 ERISA COMPLIANCE. It will cause each Plan to comply in all material respects with ERISA and any other applicable laws, will promptly make all contributions necessary to meet the minimum funding standards set forth in ERISA and will promptly notify Lender of the occurrence of any "reportable event" (as defined in ERISA) or any other event which might constitute grounds for termination of any ERISA Plan. It will not terminate any ERISA Plan nor permit to exist any "termination event" (as defined in ERISA).

     9.6 COMPLIANCE WITH LAWS. It shall comply in all material respects with all federal, state, regional and local laws, regulations and ordinances (including but not limited to all Environmental Laws, Access Laws and the Fair Labor Standards Act) and promptly provide written notice to Lender of the receipt of any notice of violation thereof from any governmental authority which violation, alone or together with any other such violations, could reasonably be expected to have a material adverse effect on its business, assets, operations or condition, financial or otherwise.


LOAN AGREEMENT - February 5, 1996                                  - Page 8

     9.7 NOTIFICATION. Promptly after learning thereof, it will notify Lender in writing of:

          9.7.1 The occurrence of any Default, and if such Default is then continuing, a certificate of its chief financial officer or other authorized officer setting forth the details thereof and the action which it is taking or proposes to take with respect thereto;

          9.7.2 The occurrence of any release of any Hazardous Substances onto or affecting any of its property or any adjacent property, any Collateral, or any other environmental problem or liability with respect to any such property; and

          9.7.3 The details of any claim, lien, litigation, administrative proceeding or judgment involving $500,000 or more individually or in the aggregate threatened, instituted or completed against any Loan Party, any Collateral or any assets of any Loan Party, including but not limited to any and all enforcement, cleanup, removal or other governmental or regulatory proceedings pursuant to any Environmental Laws.

                                 ARTICLE X
                             NEGATIVE COVENANTS

     Until payment and performance in full of all obligations of each Loan Party under the Loan Documents, each Loan Party agrees that except with the written consent of Lender:

     10.1 LIQUIDATION, MERGER. It shall not liquidate, dissolve or enter into any merger, consolidation or other combination.

     10.2 SALE OF ASSETS. It shall not sell, lease or dispose of any portion of its business or assets except in the ordinary course of business.

     10.3 GUARANTIES, ETC. It shall not assume, guarantee, endorse or otherwise become directly or contingently liable for, nor obligated to purchase, pay or provide funds for payment of, any obligation or indebtedness of any other Person.

     10.4 LOANS AND INVESTMENTS. It shall not make or contract to make any loan to any Person or purchase or otherwise acquire the capital stock, or any interest in, any Person.

     10.5 LIENS. It shall not at any time grant a security interest in any or all of its presently owned or hereafter acquired. Property.

     10.6 TYPE OF BUSINESS. It shall not make any material change in the character of its business.

     10.7 STRUCTURE. It shall not make any material change in its corporate structure.


LOAN AGREEMENT - February 5, 1996                                  - Page 9

                                 ARTICLE XI
                                  DEFAULT

     11.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under this Agreement and each of the Loan
Documents:

           11.1.1 Any default in the payment of any portion of any principal, interest, fees or any other amount when due under this Agreement, any Note or any other Loan Document.

           11.1.2 Any other default in the performance of or compliance with any term of this Agreement, any other Loan Document, or any other agreement between Lender and any Loan Party.

           11.1.3 Any indebtedness of any Loan Party under any note, indenture, agreement, undertaking or obligation of any kind to any Person, including Lender, becomes due by acceleration or otherwise and is not paid.

           11.1.4 Any Guaranty shall cease to be, or shall be asserted by any Person not to be, in full force and effect.

           11.1.5 Any warranty, representation, statement, or information made or furnished to Lender by or on behalf of any Loan Party proves to have been false or misleading in any material respect when made or furnished or when deemed made or furnished.

           11.1.6 The commencement of any proceeding under any bankruptcy or insolvency laws by or against, appointment of a receiver for any part of the property of, insolvency or business failure of, or any attachment, seizure or levy on any property of, any Loan Party.

           11.1.7 The death or incapacity of any individual Loan Party or partner in any Loan Party; or the dissolution or liquidation of any Loan Party which is a corporation, partnership, limited liability company or other type of entity.

           11.1.8 The interruption or cessation of a material portion of any Loan Party's ordinary business operations.

           11.1.9 Any judgment, writ of attachment or similar process in an amount in excess of $500,000 individually or in the aggregate shall be entered or filed against any Loan Party or any property of any Loan Party and remains unpaid, unvacated, unbonded or unstayed for a period of 30 days or more.

           11.1.10 The failure of any Loan Party or partner in any Loan Party to provide Lender with financial information promptly when requested.


LOAN AGREEMENT - February 5, 1996                                  - Page 10

           11.1.11 Any material adverse change, as determined solely by Lender, in the financial condition or management of any Loan Party or Lender reasonably deems itself insecure with respect to the payment or performance of the obligations of any Loan Party to Lender.

     11.2 CONSEQUENCES OF DEFAULT; LENDER'S RIGHTS AND REMEDIES. Time is of the essence of this Agreement.

           11.2.1 Without prejudice to any right of Lender to require payment of any obligations of Borrower to Lender under any of the Loan Documents on demand, upon the occurrence of any Event of Default and at any time thereafter Lender may, at its sole option, do any one or more of the following:

           (a) Without notice to any Loan Party, declare the entire outstanding balance of principal and interest on the Notes and other Loan Documents immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest or other requirements of any kind, all of which are expressly waived by each Loan Party; and

           (b) Exercise any and all other rights and remedies provided in the Loan Documents and in any related agreements and documents, and as otherwise provided by law.

           11.2.2 Notwithstanding any right to cure events of default provided in any Note or any of the other Loan Documents, each Loan Party agrees that such Loan Party shall have only such cure rights as may be set forth herein.

                                ARTICLE XII
                                ARBITRATION

           12.1 ARBITRATION OF CLAIMS. Lender and each Loan Party agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be subject to binding arbitration pursuant to the Rules of the American Arbitration Association, upon request of any party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment of imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however, that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent


LOAN AGREEMENT - February 5, 1996                                  - Page 11
jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

                                ARTICLE XIII
                               MISCELLANEOUS

     13.1 NO WAIVER BY LENDER. No failure or delay of Lender in exercising any right, power or remedy under this Agreement or any Loan Document shall operate as a waiver of such right, power or remedy of Lender or of any other right. A waiver of any provision of any Loan Document shall not constitute a waiver of or prejudice Lender's right otherwise to demand strict compliance with that provision or any other provision. Any waiver, permit, consent or approval of any kind or character on the part of Lender must be in writing and shall be effective only to the extent specifically set forth in such writing.

     13.2 COSTS AND FEES. Without limiting any other provisions of this Agreement, Borrower hereby agrees to pay Lender on demand an amount equal to all costs and expenses incurred by Lender in connection with the negotiation, preparation, execution, administration and enforcement of the Loan Documents, including without limitation all recording costs, filing fees, costs of appraisals, collateral audits, costs of perfecting, maintaining and defending Lender's security interest in the Collateral and fees of in-house and outside counsel.

     13.3 AGREEMENTS ENFORCEABLE. Each Loan Party reaffirms the representations and warranties in each of the existing Loan Documents and acknowledges that except as amended previously or herein, each such Loan Document remains in full force and effect and is and shall remain valid and enforceable in accordance with its terms.

     13.4 NOTICES. Except as otherwise specifically set forth in any Loan Document, all notices, requests and demands hereunder shall be in writing, and shall be deemed to have been given when hand-delivered, when deposited in the mail as first class, registered or certified mail, postage prepaid, or when sent by telecopier, addressed as set forth below; provided, however, that any notice, request or demand by Borrower to Lender pursuant to Section 9.7 shall not be effective until received by Lender. Any party may at any time change its address for notices by giving notice of such change to the other parties.

      If to Lender:     West One Bank, Idaho
                        Attn: Portland Corporate Banking
                        P.O. Box 2882
                        623 S.W. Oak
                        Portland, Oregon 97208


LOAN AGREEMENT - February 5, 1996                                  - Page 12

      If to Borrower:   TRM Copy Centers (USA) Corporation
                        5208 NE 122nd Avenue
                        Portland, Oregon 97230

     13.5 COLLECTION COSTS AND ATTORNEY FEES. Whether or not litigation or arbitration is commenced, each Loan Party promises to pay all costs of collecting any amounts which may become due to Lender under any of the Loan Documents. Without limiting the foregoing, if litigation or arbitration is commenced to enforce or construe any term of any of the Loan Documents, the prevailing party shall be entitled to recover from the other party all costs thereof, including but not limited to such sums as the court or arbitrator(s) may adjudge reasonable as attorney fees at trial, in any appellate proceeding, proceeding under the bankruptcy code or receivership and post-judgment attorney fees incurred in enforcing any judgment.

     13.6 INTEGRATION; CONFLICTING TERMS. This Agreement together with the other Loan Documents comprises the entire agreement of the parties on the subject matter hereof and supersedes and replaces all prior agreements, oral and written, on such subject matter. If any term of any of the other Loan Documents expressly conflicts with the provisions of this Agreement, the provisions of this Agreement shall control; provided, however, that the inclusion of supplemental rights and remedies of Lender in any of the other Loan Documents shall not be deemed a conflict with this Agreement.

     13.7 GOVERNING LAW. Except to the extent that Lender has greater rights and remedies under federal law, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles.

     13.8 ADDITIONAL ACTS. Upon request by Lender, each Loan Party will from time to time provide such information, execute such documents and do such acts as may reasonably be required by Lender in connection with any indebtedness or obligations of any of them to Lender.

     13.9 DOCUMENTS SATISFACTORY TO LENDER. All information, documents and instruments required to be executed or delivered to Lender shall be in form and substance satisfactory to Lender.

     13.10  JURY WAIVER.  LENDER AND EACH LOAN PARTY HEREBY WAIVE
            THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR ANY LOAN
            PARTY AGAINST THE OTHER.

     13.11 EXHIBITS. All Exhibits referred to herein are attached hereto and hereby incorporated by reference as if fully set forth herein.

     13.12 RECITALS. The Recitals are hereby incorporated by reference as if fully set forth herein.

     13.13 COMPUTATIONS. All interest rates and fees referred to herein shall be computed as set forth in the Revolving Note.


LOAN AGREEMENT - February 5, 1996                                  - Page 13

     13.14  REFERENCES.

            13.14.1 References to any Loan Document shall mean such Loan Document as amended, modified, supplemented or extended from time to time and any number of substitutions, renewals and replacements thereof or therefor.

            13.14.2 References to governmental laws, statutes, ordinances, rules and regulations shall be construed as including all amendments, consolidations and replacements thereof or therefor.

     13.15  DISCLOSURE.

            UNDER OREGON LAW, MOST AGREEMENTS PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

     Each Loan Party acknowledges receipt of a copy of this Agreement.

BORROWER                                  LENDER

TRM COPY CENTERS (USA) CORPORATION        WEST ONE BANK, IDAHO

By:  MICHAEL D. SIMON                     By:  MALVERN F. HAWLEY
    ------------------------------            ------------------------------
Title:  PRESIDENT                         Title:  VICE PRESIDENT


GUARANTOR:

TRM COPY CENTERS CORPORATION


By:  MICHAEL D. SIMON
    ------------------------------
Title:  PRESIDENT


LOAN AGREEMENT - February 5, 1996                               -  Page 14

                              PROMISSORY NOTE

================================================================================

BORROWER:  TRM COPY CENTERS (USA)        LENDER:  WEST ONE BANK, IDAHO
             CORPORATION                          PORTLAND CORPORATE BANKING
           5208 N.E. 122ND AVENUE                   DEPT.
           PORTLAND, OR  97230                    623 S.W. OAK
                                                  P.O. BOX 2882
                                                  PORTLAND, OR  97208

================================================================================

PRINCIPAL AMOUNT:  $26,000,000.00            DATE OF NOTE:  FEBRUARY 7, 1996

PROMISE TO PAY. TRM COPY CENTERS (USA) CORPORATION ("BORROWER") PROMISES TO PAY TO WEST ONE BANK, IDAHO ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWENTY SIX MILLION & 00/100 DOLLARS ($26,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON EACH OF THE UNPAID OUTSTANDING PRINCIPAL BALANCES FROM THE DATE OF THE ADVANCE, UNTIL REPAYMENT OF THE ADVANCE OR MATURITY, WHICHEVER OCCURS FIRST.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON JANUARY 1, 1998. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING MARCH 1, 1996, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. IF BORROWER CHOOSES THE LIBOR OPTION (as defined below), Borrower will pay accrued interest on each LIBOR Option on the maturity date of each such LIBOR Option, rather than monthly on the first day of each month. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the West One Bank, Idaho Reference Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each date a change occurs. THE INDEX CURRENTLY IS 8.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 8.250% PER ANNUM. Interest accruing under the Index shall be computed on the basis of a year of 365 days for the actual days elapsed. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

LIBOR INTEREST RATE OPTION. As an alternative to the Index, the Borrower may request an alternative interest rate on all or part of the principal balance of this note for terms of 7, 30, 60, 90 or 180 days at a per annum fixed rate of interest equal to the asking price per annum for U.S. Dollar denominated deposits in the London, England interbank market as such price is presented to the Lender by Dow Jones & Company through its Dow Jones Telerate, Inc. subsidiary or a similar quote reporting service ("LIBOR") plus One and Thirty Hundredths (1.30%) ("the LIBOR Option"). Unless the Borrower specifically requests a LIBOR Option, interest will accrue at the Index. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Interest accruing under the LIBOR Option shall be computed on the basis of a year of 360 days.

PREPAYMENT. Borrower may pay all or a portion of the amount owed earlier than it is due at any time except for amounts subject to a LIBOR Option which may be paid only on the expiration of a LIBOR Option term. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any of the events described in this default section occurs with respect to any guarantor of this Note.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF OREGON. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MULTNOMAH COUNTY, THE STATE OF OREGON. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized as provided in this paragraph to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: ROBERT A. BRUCE, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER; ROSEMARY H. EVANS, TREASURER; AND LINDA HAAS, CONTROLLER. ADVANCES MAY BE MADE AT THE WRITTEN OR ORAL REQUEST OF ANY ONE OF THE AUTHORIZED INDIVIDUALS. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent;
(c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (b) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS NOTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction,

02-07-1996                       PROMISSORY NOTE                          Page 2
                                   (Continued)
================================================================================

interpretation, and enforcement of this arbitration provision.

ADDITIONAL PROVISIONS. This Note, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Note. There are no unwritten oral agreements between the Parties. No alteration of or amendment to this Note shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. The written Loan Agreement may not be contradicted by evidence of any prior, contemporaneous, or subsequent oral agreements or understandings of the Parties.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Promissory Note.

PRIOR NOTE. THIS NOTE IS A RENEWAL OF A NOTE DATED JUNE 16, 1994 IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,000,000.00.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.


BORROWER:
TRM COPY CENTERS (USA) CORPORATION


By:  MICHAEL D. SIMON
    --------------------------------------------------------
     MICHAEL D. SIMON, President and Chief Executive Officer


LENDER:
WEST ONE BANK, IDAHO


By:  MALVERN F. HAWLEY
    --------------------------------------------------------
     Authorized Officer

================================================================================

                       CORPORATE RESOLUTION TO BORROW

================================================================================

BORROWER: TRM COPY CENTERS (USA)        LENDER:  WEST ONE BANK, IDAHO
            CORPORATION                          PORTLAND CORPORATE BANKING
          5208 N.E. 122ND AVENUE                   DEPARTMENT
          PORTLAND, OR  97230                    623 S.W. OAK
                                                 P.O. BOX 2882
                                                 PORTLAND, OR  97208

================================================================================


I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF TRM COPY CENTERS
(USA) CORPORATION (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of Oregon as a corporation for profit, with its principal office at 5208 N.E. 122ND AVENUE, PORTLAND, OR 97230, and is duly authorized to transact business in the State of Oregon.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held ON JUNE 17, 1994, at which a quorum was present and voting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signature is shown below:

       NAME                  POSITION                  ACTUAL SIGNATURE
       ----                  --------                  ----------------

       MICHAEL D. SIMON      President and Chief       X  MICHAEL D. SIMON
                               Executive Officer         ----------------------


acting for and on behalf of this Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

   BORROW MONEY. To borrow from time to time from WEST ONE BANK, IDAHO ("Lender"), on such terms as may be agreed upon between officer, employee, or agent and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

   EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

   GRANT SECURITY. To mortgage, pledge, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans so obtained, any promissory notes so executed, or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property of the Corporation. Such property may be mortgaged, pledged, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, hypothecated, or encumbered.

   EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

   NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

   FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons are authorized, except as provided below, to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: ROBERT A. BRUCE, Vice President and Chief Financial Officer; ROSEMARY H. EVANS, Treasurer; and LINDA HAAS, Controller. Advances may be made at the written or oral request of any one of the authorized individuals.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON FEBRUARY 7, 1996 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.


                              CERTIFIED TO AND ATTESTED BY:

                              X   ROBERT A. BRUCE
                                ------------------------------------------
                                *Secretary or Assistant Secretary

                              X
                                ------------------------------------------


* NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this certificate should also be signed by a second Officer or Director of the Corporation.

================================================================================

             CORPORATE RESOLUTION TO GUARANTEE/GRANT COLLATERAL

================================================================================

BORROWER:  TRM COPY CENTERS (USA)        LENDER:  WEST ONE BANK, IDAHO
             CORPORATION                          PORTLAND CORPORATE BANKING
           5208 N.E. 122ND AVENUE                   DEPARTMENT
           PORTLAND, OR  97230                    623 S.W. OAK
                                                  P.O. BOX 2882
                                                  PORTLAND, OR  97208

GUARANTOR:  TRM COPY CENTERS CORPORATION
            5208 N.E. 122ND AVENUE
            PORTLAND, OR   97230-1074

================================================================================


I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF TRM COPY CENTERS CORPORATION (THE "CORPORATION"), HEREBY CERTIFY AS FOLLOWS: The Corporation is organized and existing under and by virtue of the laws of the State of Oregon. The Corporation has its principal office at 5208 N.E.
122ND AVENUE, PORTLAND, OR 97230-1074.

I FURTHER CERTIFY that a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held ON JUNE 17, 1994, at which a quorum was present and voting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers or employees of this Corporation, whose actual signature is shown below:

      NAME                     POSITION           ACTUAL SIGNATURE

      MICHAEL D. SIMON         PRESIDENT          X  MICHAEL D. SIMON
                                                    ----------------------------

acting for and on behalf of this Corporation and as its act and deed be, and he or she hereby is, authorized and empowered in the name of the
Corporation:

   GUARANTY. To guarantee or act as surety for loans or other financial accommodations to TRM COPY CENTERS (USA) CORPORATION from WEST ONE BANK, IDAHO ("Lender") on such guarantee or surety terms as may be agreed upon between the officers or employees of this Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, without limit (the "Guaranty").

   GRANT SECURITY. To mortgage, pledge, hypothecate, or otherwise encumber and deliver to Lender, as security for the Guaranty, any property belonging to the Corporation or in which the Corporation may have an interest, real, personal or mixed. Such property may be mortgaged, pledged, hypothecated, or encumbered at the time such loans are made or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of TRM COPY CENTERS (USA) CORPORATION to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

   EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the form of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, of any kind or nature, which may be necessary or proper in connection with or pertaining to the giving of liens and encumbrances.

   FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents as may in his or her discretion be deemed reasonably necessary or proper in order to carry into effect any of the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the person named above is a principal officer of the Corporation and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON FEBRUARY 7, 1996 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.


                                         CERTIFIED AND ATTESTED BY:

                                         X   ROBERT A. BRUCE
                                           ------------------------------------
                                           *Secretary or Assistant Secretary

                                         X
                                           ------------------------------------

*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this certificate should also be signed by a second Officer or Director of the Corporation.

================================================================================

                            COMMERCIAL GUARANTY

================================================================================

BORROWER:  TRM COPY CENTERS (USA)        LENDER:  WEST ONE BANK, IDAHO
             CORPORATION                          PORTLAND CORPORATE BANKING
           5208 N.E. 122ND AVENUE                   DEPARTMENT
           PORTLAND, OR  97230                    623 S.W. OAK
                                                  P.O. BOX 2882
                                                  PORTLAND, OR  97208

GUARANTOR:  TRM COPY CENTERS CORPORATION
            5208 N.E. 122ND AVENUE
            PORTLAND, OR  97230-1074

================================================================================

AMOUNT OF GUARANTY.  THE AMOUNT OF THIS GUARANTY IS UNLIMITED.

CONTINUING UNLIMITED GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, TRM COPY CENTERS CORPORATION ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO WEST ONE BANK, IDAHO ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF TRM COPY CENTERS (USA) CORPORATION ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. UNDER THIS GUARANTY, THE LIABILITY OF GUARANTOR IS UNLIMITED AND THE OBLIGATIONS OF GUARANTOR ARE CONTINUING.

DEFINITIONS. The following words shall have the following meanings when used In this Guaranty:

   BORROWER. The word "Borrower" means TRM COPY CENTERS (USA) CORPORATION.

   GUARANTOR. The word "Guarantor" means TRM COPY CENTERS CORPORATION.

   GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated February 7, 1996.

   INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

   LENDER. The word "Lender" means WEST ONE BANK, IDAHO, its successors and assigns.

   RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor In connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be delivered to Lender at the address of Lender listed above or such other place as Lender may designate in writing. This Guaranty may be revoked only with respect to Indebtedness incurred or contracted by Borrower, or acquired by Lender thirty (30) days or more after the date on which written notice of revocation is actually received by Lender. No notice of revocation hereof shall be effective as to any Indebtedness: (a) existing at the date of receipt of such notice; (b) incurred or contracted by Borrower, or acquired by Lender, within thirty (30) days after receipt of such notice; (c) now existing or hereafter created pursuant to or evidenced by a loan agreement or commitment under which Borrower is or may become obligated to Lender; or (d) renewals, extensions, consolidations, substitutions, and refinancings of the foregoing. Any revocation of this Guaranty by less than all guarantors of the Indebtedness shall not affect the liability hereunder of the remaining guarantors as to any present or future transactions or Indebtedness. The death of any guarantor of the Indebtedness shall not operate as a revocation of liability hereunder of the estate of any such guarantor as to transactions entered into or Indebtedness created subsequent to such death until actual receipt by Lender of written notice of the death of such guarantor. Guarantor waives notice of revocation given by any other guarantor of the Indebtedness. Any payment by Guarantor with respect to the Indebtedness guaranteed shall not reduce the maximum obligation hereunder, unless written notice to that effect be actually received by Lender at or prior to the time of such payment. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND IT IS SPECIFICALLY ACKNOWLEDGED AND AGREED BY GUARANTOR THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO WRITTEN REVOCATION OF THIS GUARANTY BY GUARANTOR SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) PRIOR TO REVOCATION AS SET FORTH ABOVE, TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, FAIL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or

02-07-1996                      COMMERCIAL GUARANTY                      PAGE 2
                                    (CONTINUED)
================================================================================

private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C.
section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of
(a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

   AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

   APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of Oregon. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Multnomah County, State of Oregon. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. Subject to the provisions on arbitration, this Guaranty shall be governed by and construed in accordance with the laws of the State of Oregon.

   ARBITRATION. LENDER AND GUARANTOR AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS GUARANTY OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any dead of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

   ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

   NOTICES. Except for revocation notices by Guarantor, all notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

   INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this

02-07-1996                      COMMERCIAL GUARANTY                       PAGE 3
                                    (CONTINUED)
================================================================================

   Guaranty.

   WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BANKRUPTCY PREFERENCE AND ADDITIONAL WAIVER. Guarantor hereby indemnifies Lender from any preference liability as well as the costs of defending a preference suit in a bankruptcy case involving Borrower. Guarantor also waives any right of indemnity, reimbursement, contribution, or subrogation from Borrower.

ADDENDUM TO GUARANTOR'S WAIVERS SECTION. Guarantor further waives any and all rights or defenses including but not limited to, those arising by reason of failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statue of frauds, bankruptcy, infancy, lender liability and usury.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 7,1996.

GUARANTOR:

TRM COPY CENTERS CORPORATION


BY:   MICHAEL D. SIMON
    -----------------------------------
      MICHAEL D. SIMON, PRESIDENT

- --------------------------------------------------------------------------------

                          CORPORATE ACKNOWLEDGMENT

STATE OF OREGON               )
                              ) ss
COUNTY OF MULTNOMAH           )

On this 22 day of February, 19 96 , before me, the undersigned Notary Public, personally appeared MICHAEL D. SIMON, PRESIDENT OF TRM COPY CENTERS CORPORATION, and known to me to be an authorized agent of the corporation that executed the Commercial Guaranty and acknowledged the Guaranty to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Guaranty and in fact executed the Guaranty on behalf of the corporation.

BY  ROSMARY H. EVANS                   RESIDING AT  Portland, Oregon
    ------------------------------                 ----------------------------
NOTARY PUBLIC IN AND FOR THE           MY COMMISSION EXPIRES:  12-29-96
  STATE OF Oregon                                             -----------------
           -----------------------

================================================================================